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                                                                    Exhibit 10.7






                         CARDINAL FINANCIAL CORPORATION

                             1999 STOCK OPTION PLAN

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                         CARDINAL FINANCIAL CORPORATION
                             1999 STOCK OPTION PLAN
                             ----------------------
                           (as amended April 23, 2001)



                                    ARTICLE I

                                   DEFINITIONS
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         "Affiliate" means any "subsidiary" or "parent" corporation (within the meaning of Section 424 of the Code) of the Company.

         "Agreement" means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Option granted to such Participant.

         "Board" means the Board of Directors of the Company.

         "Code" means the Internal Revenue Code of 1986, and any amendments thereto.

         "Committee" means the Executive Compensation Committee of the Board.

         "Common Stock" means the common stock of the Company.

         "Company" means Cardinal Financial Corporation.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended and as in effect on the date of this Agreement.

         "Fair Market Value" means, on any given date, the closing price of a share of Common Stock as reported on the NASDAQ market on which the Common Stock trades ("NASDAQ") on such date, or if the Common Stock was not traded on the NASDAQ on such day, then on the next preceding day that the Common Stock was traded on such market, all as reported by such source as the Board may select.

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         "Option" means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

         "Participant" means an employee of the Company or an Affiliate, including an employee who is a member of the Board, or an individual who provides services to the Company or an Affiliate, who satisfies the requirements of Article IV and is selected by the Board to receive an Option.

         "Plan" means the Cardinal Financial Corporation 1999 Stock Option Plan.

         "Ten Percent Shareholder" means any individual owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of an Affiliate. An individual shall be considered to own any voting stock owned (directly or indirectly) by or for his brothers, sisters, spouse, ancestors or lineal descendants and shall be considered to own proportionately any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust of which such individual is a shareholder, partner or beneficiary.

                                   ARTICLE II

                                    PURPOSES
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         The Plan is intended to assist the Company and its Affiliates in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its shareholders. The Plan is intended to permit the grant of both Options qualifying under Section 422 of the Code ("incentive stock options") and Options not so qualifying. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an

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incentive stock option. The proceeds received by the Company from the sale of
Common Stock pursuant to this Plan shall be used for general corporate purposes.


                                   ARTICLE III

                                 ADMINISTRATION
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         The Plan shall be administered by the Board. The Board shall have authority to grant Options upon such terms (not inconsistent with the provisions of this Plan) as the Board may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option. Notwithstanding any such conditions, the Board may, in its discretion, accelerate the time at which any Option may be exercised. In addition, the Board shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Board shall not be construed as limiting any power or authority of the Board. Any decision made, or action taken, by the Board or in connection with the administration of this Plan shall be final and conclusive. Neither the Board nor any member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement. All expenses of administering this Plan shall be borne by the Company.

         The Board, in its discretion, may delegate to one or more officers of the Company or the Committee, all or part of the Board's authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Board may revoke or amend the terms of a delegation at any time but such

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action shall not invalidate any prior actions of the Board's delegate or delegates that were consistent with the terms of the Plan.


                                   ARTICLE IV

                                   ELIGIBILITY
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         Any employee of the Company or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan) or a person who provides services to the Company or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan) is eligible to participate in this Plan if the Board, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate. Directors of the Company or an Affiliate may be selected to participate in this Plan.


                                    ARTICLE V

                              STOCK SUBJECT TO PLAN
                              ---------------------

         5.01.  Shares Issued.  Upon the exercise of any Option the Company may
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deliver to the Participant (or the Participant'sbroker if the Participant so
directs), shares of Common Stock from its authorized but unissued Common Stock.

         5.02.  Aggregate Limit. The maximum aggregate number of shares of
                ---------------
Common Stock that may be issued under this Plan pursuant to the exercise Options is Six Hundred Twenty-Five Thousand (625,000) shares. The maximum aggregate number of shares that may be issued under this Plan shall be subject to adjustment as provided in Article VII.

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         5.03.  Reallocation of Shares. If an Option is terminated, in whole or
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in part, for any reason other than its exercise, the number of shares of Common
Stock allocated to the Option or portion thereof may be reallocated to other Options to be granted under this Plan.


                                   ARTICLE VI

                                     OPTIONS
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         6.01.  Award.  In accordance with the provisions of Article IV, the
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Board will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such awards.

         6.02.  Option Price. The price per share for Common Stock purchased on
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the exercise of an Option shall be determined by the Board on the date of grant.
The price per share for Common Stock purchased on the exercise of any Option that is an incentive stock option granted to an individual who is a Ten Percent Shareholder on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date the Option is granted.

         6.03.  Maximum Option Period. The maximum period in which an Option may
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be exercised shall be determined by the Board on the date of grant, except that no Option that is an incentive stock option shall be exercisable after the expiration of ten years from the date such Option was granted. In the case of an incentive stock option that is granted to a Participant who is a Ten Percent Shareholder on the date of grant, such Option shall not be exercisable after the expiration of five years from the date of grant. The terms of any Option that is an incentive stock option may provide that it is exercisable for a period less than such maximum period.

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         6.04.  Nontransferabiliy. Except as provided in Section 6.05, each
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Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, the Option must be transferred to the same person or persons or entity or entities. During the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

         6.05.  Transferable Options. Section 6.04 to the contrary
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notwithstanding, if the Agreement provides, an Option that is not an incentive stock option may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners; provided, however, that Participant may not receive any consideration for the transfer. In addition to transfers described in the preceding sentence the Board may grant Options that are not incentive stock options that are transferable on other terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of an Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant. In the event of any such transfer, the Option must be transferred to the same person or persons or entity or entities.

         6.06.  Employee Status. For purposes of determining the applicability
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of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Board may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

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         6.07.  Exercise. Subject to the provisions of this Plan and the
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applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Board shall determine; provided, however, that incentive stock options (granted under the Plan and all plans of the Company and its Affiliates) may not be first exercisable in a calendar year for stock having a Fair Market Value (determined as of the date an Option is granted) exceeding $100,000. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option.

         6.08.  Payment. Useless otherwise provided by the Agreement, payment of
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the Option price shall be made in cash or a cash equivalent acceptable to the
Board. If the Agreement provides, payment of all or part of the Option price may be made by surrendering shares of Common Stock to the Company. If Common Stock is used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

         6.09.  Installment Payment. If the Agreement provides, and if the
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Participant is employed by the Company on the date the Option is exercised, payment of all or part of the Option price may be made in installments. In that event the Company shall lend the Participant an amount equal to not more than ninety percent (90%) of the Option price of the shares acquired by the exercise of the Option. This amount shall be evidenced by the Participant's promissory note and shall be payable in not more than five equal annual installments, unless the amount of

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the loan exceeds the maximum loan value for the shares purchased, which value shall be established from time to time by regulations of the Board of Governors of the Federal Reserve System. In that event, the note shall be payable in equal quarterly installments over a period of time not to exceed five years. The Board, however, may vary such terms and make such other provisions concerning the unpaid balance of such purchase price in the case of hardship, subsequent termination of employment, absence on military or government service, or subsequent death of the Participant as in its discretion are necessary or advisable in order to protect the Company, promote the purposes of the Plan and comply with regulations of the Board of Governors of the Federal Reserve System relating to securities credit transactions.

         The Participant shall pay interest on the unpaid balance at the minimum rate necessary to avoid imputed interest or original issue discount under the Code. All shares acquired with cash borrowed from the Company shall be pledged to the Company as security for the repayment thereof. In the discretion of the Board, shares of stock may be released from such pledge proportionately as payments on the note (together with interest) are made, provided the release of such shares complies with the regulations of the Federal Reserve System relating to securities credit transactions then applicable. While shares are so pledged, and so long as there has been no default in the installment payments, such shares shall remain registered in the name of the Participant, and he shall have the right to vote such shares and to receive all dividends thereon.

         6.10.  Shareholder Rights.  No Participant shall have any rights as a
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shareholder with respect to shares subject to his Option until the date of exercise of such Option.

         6.11.  Disposition of Stock. A Participant shall notify the Company of
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any sale or other disposition of Common Stock acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one

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year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.


                                   ARTICLE VII

                     ADJUSTMENT UPON CHANGE IN COMMON STOCK
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         The maximum number of shares as to which Options may be granted under this Plan, and the terms of outstanding Options shall be adjusted as the Board shall determine to be equitably required in the event that (a) the Company (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (ii) engages in a transaction to which Section 424 of the Code applies or (b) there occurs any other event which, in the judgment of the Board necessitates such action. Any determination made under this Article VII by the Board shall be final and conclusive.

         The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Options may be granted, or the terms of outstanding Options.

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                                  ARTICLE VIII

                             COMPLIANCE WITH LAW AND
                          APPROVAL OF REGULATORY BODIES
                          -----------------------------

         No Option shall be exercisable, no Common Stock shall be issued and no certificates for shares of Common Stock shall be delivered, except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock or for which an Option is exercised may bear such legends and statements as the Board may deem advisable to assure compliance with federal and state laws and regulations. No Option shall be exercisable, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Board may deem advisable from regulatory bodies having jurisdiction over such matters.


                                   ARTICLE IX

                               GENERAL PROVISIONS
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         9.01.  Effect on Employment and Service. Neither the adoption of this
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Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any individual any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual at any time with or without assigning a reason therefor.

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         9.02.  Unfunded Plan. The Plan, insofar as it provides for grants,
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shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

         9.03.  Rules of Construction.  Headings are given to the articles and
                ---------------------
sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.


                                    ARTICLE X

                                    AMENDMENT
                                    ---------

         The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if (i) the amendment increases the aggregate number of shares of Common Stock that may be issued under the Plan, (ii) the amendment changes the class of individuals eligible to become Participants or (iii) the amendment materially increases the benefits that may be provided under the Plan. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Option outstanding at the time such amendment is made.

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                                   ARTICLE XI

                                DURATION OF PLAN
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         No Option may be granted under this Plan after November 23, 2008.
Options granted before that date shall remain valid in accordance with their terms.

                                   ARTICLE XII

                             EFFECTIVE DATE OF PLAN
                             ----------------------

         No Option shall be effective or exercisable unless this Plan is approved by a majority of the votes entitled to be cast by the Company's shareholders, voting either in person or by proxy, at a duly held shareholders' meeting within twelve months of such adoption.

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